EARNINGS PER SHARE (Tables)	6 Months Ended
Jun. 30, 2014
EARNINGS PER SHARE
Schedule of basic and diluted earnings per share
	For the Six Months Ended June 30,
	2013	2014
Net loss attributed to holder of ordinary shares	$(60,065)	$(13,830)
Net loss adjusted for dilutive securities	(60,065)	(13,830)
Weighted-average number of common shares outstanding-basic and diluted	172,825,384	203,370,722
Basic loss per share	$(0.35)	$(0.07)
Diluted loss per share	$(0.35)	$(0.07)